BROWN ADVISORY FUNDS

Brown Advisory Flexible Value Fund
(the “Fund”)
Institutional Shares (BAFFX)
Investor Shares (BIAFX)
Advisor Shares (BAFAX)

Supplement dated July 18, 2013
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 19, 2012

1.	Change in the Name of the Fund

Effective as of August 15, 2013, the name of the Fund is being changed to the “Brown Advisory Flexible Equity Fund”. The investment objective, investment policy and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment policy and investment strategies that they employ with respect to their management of the Fund.  Shareholders of the Fund will be provided with 60 days prior notice in the event that the Fund changes its current investment policy.

Investors should retain this supplement for future reference.